                                                                  EXHIBIT 10.38


                      AMENDMENT TO STOCKHOLDERS AGREEMENT

     This Amendment to Stockholders Agreement (the "Amendment"), dated December 31, 1997, is by and between Cambridge Industries Holdings, Inc., a Delaware corporation (the "Company"), Crawford Investment Group, L.L.C., a Michigan limited liability company ("Crawford"), Richard S. Crawford ("RSC"), each of the Persons identified on the signature page hereto as the "Bain Group" (the "Bain Group"), Bankers Trust Company ("BT") and each other Bank Holder which from time to time becomes a party to the Stockholders Agreement (as defined below). Each defined term used in this Amendment shall have the meaning ascribed to it in the Stockholders Agreement (as defined below).

     WHEREAS, each of the parties identified above is a party to that certain Stockholders Agreement dated November 17, 1995 (the "Stockholders Agreement").

     WHEREAS, the Board of Directors of the Company has accepted the resignation of a Management Director member of the Board of Directors of the Corporation.

     WHEREAS, the Stockholders have determined that it is in the best interest of the Company and the Stockholders to amend the Stockholders Agreement to maintain the status quo in light of such resignation by reducing the number of members of the Board of Directors and changing the voting requirements of the Board.

     NOW, THEREFORE, the parties to this Amendment hereby agree as follows:

     1. Subparagraph 1(a)(i) is hereby amended to read in its entirety as follows:

                    (i) the authorized number of directors on the Board shall be five (5);

     2. Subparagraph 1(a)(ii) is hereby amended to read in its entirety as follows:

                    (ii) the Management Holders shall have the right in any election of directors to the Board to select two (2) representatives to the Board (each of whom shall be reasonably acceptable to the Bain Directors, whose consent shall not be unreasonably withheld) (the "Management Directors");

     3. A new subparagraph (b) shall be added to Paragraph 1 of the Agreement, which shall read as follows:

                    (b) All action by the Board of Directors of the Company shall be effective upon the affirmative vote of four-fifths (4/5) of all members of the Board.

     4. Subparagraphs (b) and (c) of Paragraph 1 of the Agreement shall become subparagraph (c) and (d) of Paragraph 1, respectively.

     5. The parties hereto acknowledge that the Company's Board of Directors shall amend the Company's Bylaws to provide (i) for the voting requirements set forth in Paragraph 3 above and (ii) that all of the members of the Board of Directors shall constitute a quorum for transaction of business unless affirmatively waived by all members, in which case four-fifths (4/5) of the members of the Board shall be required to be present, in person or represented by proxy, at each meeting of the Board to constitute a quorum.

     6. Applicable Law. All issues and questions concerning the construction, validity, interpretation and enforceability of this Amendment shall be governed by, and construed in accordance with, the law provisions (whether of the State of Michigan or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Michigan.

     7. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Amendment shall become effective upon the execution of a counterpart hereof by each of the parties hereto, and written or telephonic notification of such execution and authorization of delivery thereof has been received by each party hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Stockholders Agreement to be executed by the Stockholders as of December 31, 1997.

                                         CRAWFORD INVESTMENT
                                         GROUP, L.L.C.

                                         By:  _________________________
                                              Richard S. Crawford, Manager

                                         ________________________________
                                         RICHARD S. CRAWFORD


                                         "BAIN GROUP"

                                         BAIN CAPITAL FUND IV, L. P.

                                         By:   Bain Capital Partners IV, L. P.
                                         Its:  General Partner

                                         By:   Bain Capital Investors, Inc.
                                         Its:  General Partner

                                         By:  _________________________
                                              A Managing Director

                                         BAIN CAPITAL FUND IV-B, L. P.

                                         By:   Bain Capital Partners IV, L. P.
                                         Its:  General Partner

                                         By:   Bain Capital Investors, Inc.
                                         Its:  General Partner

                                         By:  _________________________
                                              A Managing Director


                      [Signatures Continued on Next Page]

 [Continuation of Signature Page to Second Amendment to Stockholders Agreement
                            dated December 31, 1997]


                                         BCIP ASSOCIATES


                                         By:  _________________________
                                              A General Partner

                                         BAIN CAPITAL FUND V, L. P.

                                         By:   Bain Capital Partners V, L.P.
                                         Its:  General Partner

                                         By:   Bain Capital Investors V, Inc.
                                         Its:  General Partner

                                         By:  _________________________
                                              A Managing Director

                                         BAIN CAPITAL FUND V-B, L. P.

                                         By:   Bain Capital Partners V, L.P.
                                         Its:  General Partner

                                         By:   Bain Capital Investors V, Inc.
                                         Its:  General Partner

                                         By:  _________________________
                                              A Managing Director

                                         BCIP TRUST ASSOCIATES,  L. P.


                                         By:  _________________________
                                              A General Partner

                                         RANDOLPH STREET PARTNERS

                                         By:  _________________________
                                              A General Partner

                                         BANKERS TRUST COMPANY

                                         By:  _________________________

                                         Its:  _________________________

                                       3